11. Income Taxes	12 Months Ended
Dec. 31, 2018
Income Taxes
Income Taxes

11.        Income taxes

The Group did not incur any material income tax in the periods presented. As of December 31, 2018 deferred tax liabilities from temporary differences result mainly from borrowings (€75; 2017: €152) and long term financial assets (€774). Deferred tax assets from differences resulting from trade and other receivables (€334; 2017: €259), intangible assets (€415; 2017: €405) and trade and other payables (€27; 2017: €17) have not been recognized as deferred tax assets as no sufficient future taxable profits or offsetting deferred tax liabilities are available.

A reconciliation between actual income taxes and the expected tax benefit from the loss before tax multiplied by the Group’s applicable tax rate is presented below for the years ended December 31:

	2018	2017	2016
Loss before tax	(19,476)	(30,243)	(32,274)
Income tax benefit at tax rate of 29.825%	5,809	9,020	9,626
Adjustments due to impairment of deferred tax assets	(5,318)	(9,036)	(8,747)
Permanent differences	(462)	(93)	(948)
Adjustments for local tax rates	(34)	195	12
Non deductible expenses	(53)	16	154
Other	57	(82)	(38)
Income taxes	(1)	20	58

In Germany, Affimed has tax losses carried forward of €163.8 million (2017: €146.8 million) for corporate income tax purposes and of €163.4 million (2017: €146.4 million) for trade tax purposes that are available indefinitely for offsetting against future taxable profits of that entity. Restrictions on the utilization of tax losses in case of a change of control of ownership in Affimed were mitigated by the enactment of the Economic Growth Acceleration Act (Wachstumsbeschleunigungsgesetz 2009). According to the provisions of this act unused tax losses of a corporation as at the date of a qualified change in ownership are preserved to the extent they are compensated by an excess of the fair value of equity for tax purposes above its carrying amount of the Group. The maximum amount of tax losses at risk of being lost due to ownership changes is approximately €59 million. Deferred tax assets have not been recognized in respect of any losses carried forward as no sufficient taxable profits of Affimed are expected.

Tax losses of Abcheck amount to €423 as at December 31, 2018.